UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22986

abrdn ETFs

(Exact name of registrant as specified in charter)

712 Fifth Avenue – 49th Floor

New York, New York 10019

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 383-7289

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

abrdn ETFs
Annual Report

December 31, 2021

abrdn Bloomberg All Commodity Strategy K-1 Free ETF
(formerly, Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
(formerly, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF)

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Principal U.S. Listing Exchange: NYSE Arca

abrdn ETFs

Table of Contents

abrdn ETFs

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)

The following comments are a presentation of our 2021 annual report. Included are performance results, fund summaries, and an investment commentary for the period ending December 31, 2021.

FUNDS	TICKER	ASSET CLASS	INCEPTION DATE
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	BCI	Broad Commodity	March 30, 2017
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	BCD	Broad Commodity	March 30, 2017
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	BCIM	Industrial Metals	September 22, 2021

Commodities Market Outlook

Performance was strong in 2021 for broad commodities, as the only sector to finish in negative territory consisted of precious metals (gold and silver). The energy sector led the way and returned 52.13% over the period, while industrial metals, agriculture, livestock, and precious metals returned 30.34%, 26.67%, 8.62%, and -6.11% respectively.

The primary commodity price driver in 2021 was increased demand from the initial phase of global economic recovery from the COVID-19 pandemic. Other factors that contributed to commodity performance include rising inflation fears and strengthening fundamentals. The central bank liquidity and government stimulus programs worldwide that stabilized the global economy sparked a bullish rally across the commodities asset class. Several other factors contributed to the higher commodity prices during 2021 including (but not limited to) weather disruptions, increased demand for gas and diesel, and increasing demand for crude oil and natural gas at a rate faster than increased production. Energy prices rallied during the year, supported by rising demand and tightening supplies happening simultaneously. Unpredictable weather in key producing and exporting countries, production bottlenecks, and supply shortages of commodities such as soybeans, corn, and wheat all contributed to the rise in agricultural commodities in 2021. The rising demand for battery metals for EVs, wind turbines, and other clean energy initiatives raised industrial metals prices in 2021. This demand trend in industrial metals may continue over the next couple of years as global governments look to reduce emission standards and reduce their global footprint. The rise of the US dollar, anticipation of rising rates in 2022, and a shift to riskier asset classes all played a role in the negative price performance that the precious metals sector endured during the year.

The inverse relationship between the strength of the U.S. dollar and the price of commodities has held well over time. That relationship isn’t a constant as political, economic or supply-demand fundamentals may trump dollar strength at times of stress.

As such, a strong U.S. dollar makes commodities more expensive for non-dollar consuming countries. A weaker dollar allows consumers to purchase more commodities for the same amount of their local currency. It doesn’t even have to be a dramatic fall in the dollar: a perceived significant weakness could be enough.

While the U.S. Federal reserve has hinted at rake hikes in 2022, we believe there are still a plethora of reasons to be bullish towards the commodity asset class. Labor costs, land values and rents, input costs, and other commodity input prices have increased substantially. At the December FOMC meeting, the US central bank forecasted a 0.90% Fed Funds rate in 2022 and 1.60% in 2023. Even if inflation recedes slightly, we believe short term interest rates should remain in negative territory which should continue to fuel inflation. Globally, countries are looking to reduce emission standards and their carbon footprints, however the switch should not be overnight. This should allow energy sources such as natural gas and oil to stay in the investment picture throughout 2022. Precious metals may take a hit in 2022 due to rake hikes by the Federal Reserve, a continued uptick in bond yields, and a potentially increased dollar. Geopolitical risks, market volatility, and continued COVID-19 uncertainties may suggest that the commodities asset class should warrant attention in an investor’s 2022 portfolio.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

Market Environment during 2021

Commodity Market

For the period January 1, 2021 through December 31, 2021, the Bloomberg Commodity Index Total ReturnSM (“BCOM TR Index”) rose 27.11% over the period and The Bloomberg Commodity Index Return (“BCOM”) rose 27.05% over the same period. The BCOM TR Index is composed of futures contracts on physical commodities and reflects the returns of a fully collateralized investment in the BCOM, which reflects commodity futures price movements. The BCOMTR Index combines the returns of BCOM with the returns on cash collateral invested in 3-month U.S. Treasury Bills.

The energy sector was up 52.13% over the period and comprised 30% of the BCOM. The performance in the sector was very strong as every energy contract in the Bloomberg Commodity Index finished the year with positive returns. The emergence of global economies out of the COVID-19 pandemic allowed the energy sector to thrive in 2021. Demand rose significantly, contrary to the previous year, which is one of the reasons for the outperformance in the energy sector in 2021. Although countries around the world are placing a greater emphasis on renewable energy sources and reducing their carbon footprint, energy usage such as West Texas Intermediate (“WTI”) and natural gas should continue to stay in high demand during 2022.

The base metals sector was up 30.34% over the period and comprised 16% of the BCOM. The performance in the sector was positive, as aluminum and zinc were up 41.64% and 28.18% respectively. In addition, copper and nickel were up 26.79% and 24.06% respectively during the period. Amidst the shutdown of mines worldwide due to the pandemic, the supply shortages were no match for the price performance seen during the year. Investors utilized the metals to diversify their portfolios due to the low correlation between the metals and major equity indices (0.4 – 0.5). The outlook for industrial metals is particularly bullish in 2022, as demand continues to rise for Electric Vehicles (EVs), wind turbines, and other clean energy initiatives in which industrial metals are critical inputs.

The agriculture sector was up 26.67% over the period and comprised 30% of the BCOM. The performance of the agriculture sector was largely driven by coffee, which was up 65% over the period. Within the grains sector, soybean oil and corn thrived as they returned 48.53% and 34.75%, respectively. Agriculture has tended to be the most supply-elastic commodity sector, and grain prices, at their highest in about eight years, are likely to prompt a boost in supply and provide the cure. Drought-like conditions in the Corn Belt could support prices heading into 2020.

The precious metals sector was down 6.11% over the period and comprised of 19% of the BCOM. The performance of the precious metals sector was driven by losses in gold of -4.46%, as well as an even greater loss of -12.68% for silver. Gold has faced increasing competition from Bitcoin and other cryptocurrencies, which could have contributed to the loss seen during 2021. In addition, the Federal Reserve has indicated that it may raise rates multiple times in 2022, which would be a bearish indicator for 2022 for precious metals. Albeit the rise in interest rates, if inflation remains prevalent in 2022, precious metals could see prices go higher in 2022.

Fixed Income

Over the period January 1, 2021 to December 31, 2021, the U.S. Federal Reserve Bank did not change the federal funds target range, which is 0.00% – 0.25%. During the same period, U.S. 3-month Treasury Bill rates fell 3 basis points from 0.09% to 0.06%, and the 10-year U.S. Treasury rate rose 39 basis points from approximately 1.08% to 1.47%.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (BCI)

Effective August 3, 2021, abrdn Bloomberg All Commodity Strategy K-1 Free ETF changed from an actively-managed ETF to a passively-managed ETF. Please see “Notes to Consolidated Financial Statements – Organization” for more information.

Investment Objective

The abrdn Bloomberg All Commodity Strategy K-1 Free ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the BCOM TR Index.

Investment Strategies

The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

The BCOM is a widely followed commodity index which is calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg”). The BCOM has been published since 1998 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 1 and 3 months.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

As of the date of this report, there are 25 commodity futures eligible for inclusion in the BCOM but four of those commodities (cocoa, lead, platinum, and tin) are currently not included in the BCOM. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and low sulphur gas oil, each of the commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM uses a consistent, systematic process to represent the commodity markets using both liquidity data, U.S. dollar-weighted production data and diversification rules in determining the weightings of included commodities. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM and weights them in the BCOM in the same proportion in U.S. dollar terms. The value of the BCOM is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM.

The BCOM TR Index is rebalanced annually starting on the fifth business day of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

For the period January 1, 2021 through December 31, 2021 (the fiscal year end of the Fund), on a market price basis, the Fund returned 25.85%. On a net asset value (“NAV”) basis, the Fund returned 26.27%. During the same time period, the BCOM returned 27.05%, and the BCOM TR Index returned 27.11%. The BCOM TR Index is similar to the BCOM except that the BCOM TR Index performance includes the return that would be generated in a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in U.S. Treasury Bills. The majority of the Fund’s underperformance on a NAV basis relative to the BCOM and the BCOM TR Index is due to slight position differences between the BCOM and the Fund as well as a result of fees and operating expenses incurred by the Fund.

Positions that contributed most significantly to the Fund’s return were coffee, RBOB gasoline, WTI crude, NY Harbor ULSD and Brent crude. Positions that detracted most significantly from the Fund’s return included gold and silver.

As stated in the Fund’s most recent prospectus dated August 3, 2021, the total annual expense ratio for the Fund, before and after waivers, is 0.31% and 0.25%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

BCI Performance as of 12/31/2021

PERFORMANCE AS OF 12/31/2021*	1 YEAR	SINCE INCEPTION OF FUND (03/30/2017)
abrdn Bloomberg All Commodity Strategy K-1 Free ETF Market Price	25.85%	3.89%
abrdn Bloomberg All Commodity Strategy K-1 Free ETF NAV Price	26.27%	3.83%
Bloomberg Commodity Index Total Return	27.11%	4.37%

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2021. Prior to August 3, 2021, the Fund operated under certain different investment policies in connection with a change from an actively-managed ETF to a passively-managed ETF. The Fund’s historical performance prior to August 3, 2021 may not represent its current investment policies.

BCI Growth of $10,000 as of 12/31/2021

Source: Bloomberg, abrdn Inc. Data from 3/30/2017 to 12/31/2021.

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

BCI Fund Holdings as of 12/31/2021 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD)

Effective August 3, 2021, abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF changed from an actively-managed ETF to a passively-managed ETF. Please see “Notes to Consolidated Financial Statements – Organization” for more information.

Investment Objective

The abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index 3 Month Forward Total ReturnSM (the “BCOM 3M Forward TR Index”).

Investment Strategies

The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

The BCOM is a widely followed commodity index which is calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg”). The BCOM has been published since 1998 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 4 and 6 months.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

At present, there are 25 commodity futures eligible for inclusion in the BCOM but four of those commodities (cocoa, lead, platinum, and tin) are currently not included in the BCOM. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contract for Brent crude oil and low sulphur gas oil, each of the commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM uses a consistent, systematic process to represent the commodity markets using both liquidity data, U.S. dollar-weighted production data and diversification rules in determining the weightings of included commodities. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM and weights them in the BCOM in the same proportion in U.S. dollar terms. The value of the BCOM is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM.

The BCOM 3M Forward TR Index is rebalanced annually starting on the fifth business day of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

For the period January 1, 2021 through December 31, 2021 (the fiscal year end of the Fund), on a market price basis, the Fund returned 31.74%. On a NAV basis, the Fund returned 32.40%. During the same time period, the BCOM 3M Forward TR Index returned 33.11%. Additionally, the BCOM TR Index, a broad measure of market performance, returned 27.11%. The BCOM 3M Forward TR Index is a three-month forward version of the BCOM TR Index which reflects the return of a fully collateralized investment in the BCOM. The majority of the Fund’s outperformance on a NAV basis relative to the BCOM is due to slight position differences between the BCOM and the Fund as well as returns on collateral invested in U.S.Treasury Bills. The majority of the Fund’s underperformance on a NAV basis relative to the BCOM 3M Forward TR Index is a result of fees and operating expenses incurred by the Fund.

The BCOM 3M Forward TR Index rebalances annually and is calculated in total return.

Positions that contributed most significantly to the Fund’s return were coffee, RBOB gasoline, WTI crude, NY Harbor ULSD and Brent crude. Positions that detracted most significantly from the Fund’s return included gold and silver.

As stated in the Fund’s most recent prospectus dated August 3, 2021, the total annual expense ratio for the Fund, before and after waivers, is 0.35% and 0.29%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

BCD Performance as of 12/31/2021

PERFORMANCE AS OF 12/31/2021*	1 YEAR	SINCE INCEPTION OF FUND (03/30/2017)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF Market Price	31.74%	7.27%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF NAV Price	32.40%	7.25%
Bloomberg Commodity Index 3 Month Forward Total Return	33.11%	7.72%
Bloomberg Commodity Index Total Return	27.11%	4.37%

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2021. Prior to August 3, 2021, the Fund operated under certain different investment policies in connection with a change from an actively-managed ETF to a passively-managed ETF. The Fund’s historical performance prior to August 3, 2021 may not represent its current investment policies.

BCD Growth of $10,000 as of 12/31/2021

Source: Bloomberg, abrdn Inc. Data from 3/30/2017 to 12/31/2021.

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

BCD Fund Holdings as of 12/31/2021 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (BCIM)

Investment Objective

The abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Industrial Metals Total Return SubindexSM (“BCOMIN TR Index”).

Investment Strategy

The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

The BCOMIN TR Index reflects the return on a fully collateralized investment in the Bloomberg Industrial Metals SubindexSM (“BCOMIN”), which is composed of futures contracts on certain industrial metals commodity futures contracts. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

The BCOMIN TR Index combines the returns of the BCOMIN with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.

The BCOMIN is a subindex of the widely followed Bloomberg Commodity IndexSM (“BCOM”), which is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for commodities futures investments.

The BCOMIN and the BCOM are both calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the BCOMIN (collectively, “Bloomberg”). The BCOMIN tracks movements in the price of a rolling position in a basket of industrial metals futures with a maturity between 1 and 3 months.

The BCOMIN consists of 4 commodities futures contracts with respect to aluminum, copper, nickel and zinc. As of the date of this report, there are 6 commodity futures eligible for inclusion in the BCOMIN, but 2 of those commodities (lead and tin) are not included in the BCOMIN. With the exception of copper, which trades on the Commodity Exchange, Inc. (COMEX), the other industrial metals contracts (aluminum, lead, tin, nickel and zinc) trade on the London Metals Exchange (“LME”).

The BCOMIN uses a consistent, systematic process in determining the weightings of included industrial metals. Like the broad BCOM, the weightings of the components of the BCOMIN are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOMIN and weights them in the BCOMIN in the same proportion in U.S. dollar terms. The value of the BCOMIN is computed on the basis of hypothetical investments in the basket of industrial metals that make up the BCOMIN.

The BCOMIN is sponsored by Bloomberg, which is independent of the Fund, the Advisor and Sub-Advisor. Bloomberg determines the composition and relative weightings of the securities in the BCOMIN and publishes information regarding the market value of the BCOMIN. The composition of the BCOMIN is rebalanced and published annually in the month of January.

The Fund is classified as “non-diversified” under the 1940 Act.

Performance

The fund inception for this product was September 22, 2021. For the period September 22, 2021 through December 31, 2021, on a market price basis, the Fund returned 4.83%. On a NAV basis, the Fund returned 4.66%. During the same time period, the BCOMIN TR Index returned 4.32%. Additionally, the BCOM TR Index, a broad measure of commodity market performance, returned 2.10%. The BCOMIN TR Index is a version of the BCOM TR Index that solely looks at the industrial metals portion of the basket.

The BCOMIN TR Index rebalances annually and is calculated in total return.

Positions that contributed most significantly to the Fund’s return were aluminum, copper, nickel, and zinc.

As stated in the Fund’s most recent prospectus dated August 3, 2021, the total annual expense ratio for the Fund, before and after waivers, is 0.47% and 0.39%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (continued)

BCIM Performance as of 12/31/2021

PERFORMANCE AS OF 12/31/2021*	SINCE INCEPTION OF FUND (09/22/2021)
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF Market Price	4.83%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF NAV Price	4.66%
Bloomberg Industrial Metals Total Return Subindex	4.85%
Bloomberg Commodity Index Total Return	2.10%

*Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.

Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289.

abrdn ETFs

Management's Discussion of Fund Performance (Unaudited) (concluded)

In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2021.

BCIM Growth of $10,000 as of 12/31/2021

Source: Bloomberg, abrdn Inc. Data from 3/30/2017 to 12/31/2021.

Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.

BCIM Fund Holdings as of 12/31/2021 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

Consolidated Schedule of Portfolio Investments

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

December 31, 2021

See accompanying notes to the consolidated financial statements.

	Shares or Principal Amount (US$)	Value (US$)
SHORT-TERM INVESTMENTS - (95.0%)

MONEY MARKET FUNDS - (0.4%)
Invesco Government & Agency Portfolio, 0.03%(a)	2,659,114	2,659,114
Total Money Market Funds		2,659,114

U.S. TREASURIES - (94.6%)
U.S. Treasury Bills
0.05%, 01/06/2022(b)	20,000,000	20,000,002
0.05%, 02/03/2022(b)	23,500,000	23,499,494
0.05%, 02/10/2022(b)(c)	27,900,000	27,899,190
0.05%, 03/03/2022(b)(c)	34,800,000	34,797,576
0.08%, 03/31/2022(b)	35,200,000	35,195,945
0.06%, 04/07/2022(b)	21,200,000	21,196,236
0.05%, 04/14/2022(b)	19,200,000	19,196,229
0.05%, 04/21/2022(b)(c)	40,500,000	40,491,647
0.06%, 04/28/2022(b)(c)	90,800,000	90,779,334
0.07%, 05/05/2022(b)	36,300,000	36,290,927
0.06%, 05/12/2022(b)	45,000,000	44,986,294
0.06%, 05/19/2022(b)	85,000,000	84,970,217
0.09%, 05/26/2022(b)(c)	53,300,000	53,281,157
0.10%, 06/02/2022(b)	10,000,000	9,995,781
0.13%, 06/09/2022(b)	10,000,000	9,995,421
0.15%, 06/23/2022(b)	5,500,000	5,495,755
0.18%, 06/30/2022(b)	47,000,000	46,958,170
Total U.S. Treasuries		605,029,375

Total Short-Term Investments		607,688,489

Total Investments (Cost $607,706,146) - 95.0%		607,688,489
Other Assets in Excess of Liabilities - 5.0%		32,115,910
Net Assets - 100.0%		639,804,399

(a)The rate shown is the 7 day yield as of December 31, 2021.

(b)The rate shown is the discount yield at the time of purchase.

(c)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $106,974,090.

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(60,233,947)
Net unrealized depreciation	(60,233,947)
Federal income tax cost of investment securities	$607,707,230

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (concluded)

December 31, 2021

At December 31, 2021, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Trading Currency	Notional Amount (US$)	Unrealized Appreciation/ (Depreciation) (US$)
Long Contract Positions
LME Aluminum Base Metal(d)	550	01/17/2022	USD	41,454,278	(2,913,028)
LME Nickel Base Metal(d)	166	01/17/2022	USD	18,842,446	1,947,560
LME Zinc Base Metal(d)	299	01/17/2022	USD	24,108,231	2,652,269
Brent Crude Oil	656	01/31/2022	USD	53,175,945	(2,152,265)
Lean Hogs	325	02/14/2022	USD	10,311,310	280,440
100 oz Gold	398	02/24/2022	USD	73,401,422	(623,142)
Live Cattle	435	02/28/2022	USD	23,825,406	482,394
Cotton No. 2	197	03/09/2022	USD	11,291,943	(200,843)
Low Sulphur Gasoil	310	03/10/2022	USD	20,009,535	543,465
Corn	1,177	03/14/2022	USD	33,738,031	1,174,732
KC HRW Wheat	273	03/14/2022	USD	11,078,723	(138,248)
LME Aluminum Base Metal(d)	529	03/14/2022	USD	34,817,041	2,318,759
LME Nickel Base Metal(d)	160	03/14/2022	USD	19,173,441	788,319
LME Zinc Base Metal(d)	288	03/14/2022	USD	23,792,073	1,753,527
Soybean	447	03/14/2022	USD	28,449,211	1,483,027
Soybean Meal	433	03/14/2022	USD	15,722,534	1,558,496
Soybean Oil	633	03/14/2022	USD	20,750,810	719,284
Wheat	468	03/14/2022	USD	18,799,422	(763,872)
Coffee ‘C’	314	03/21/2022	USD	24,690,227	1,933,047
WTI Crude Oil	833	03/22/2022	USD	59,463,767	2,911,273
Natural Gas	1,561	03/24/2022	USD	57,743,512	(2,218,742)
NY Harbor ULSD	168	03/28/2022	USD	15,780,437	507,634
RBOB Gasoline	182	03/28/2022	USD	16,308,764	726,654
Sugar No. 11	890	03/28/2022	USD	19,567,213	(747,629)
Copper	304	03/29/2022	USD	33,198,161	724,439
Silver	166	03/29/2022	USD	20,489,218	(1,107,058)
					11,640,492
Short Contract Positions
LME Aluminum Base Metal(d)	(550)	01/17/2022	USD	(36,014,127)	(2,527,123)
LME Nickel Base Metal(d)	(166)	01/17/2022	USD	(19,941,243)	(848,763)
LME Zinc Base Metal(d)	(299)	01/17/2022	USD	(24,770,256)	(1,990,244)
LME Aluminum Base Metal(d)	(110)	03/14/2022	USD	(7,325,888)	(396,112)
LME Nickel Base Metal(d)	(33)	03/14/2022	USD	(3,837,985)	(279,128)
LME Zinc Base Metal(d)	(60)	03/14/2022	USD	(5,021,850)	(300,150)
					(6,341,520)
					5,298,972

(d)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

USDU.S. Dollar

Consolidated Schedule of Portfolio Investments

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

December 31, 2021

See accompanying notes to the consolidated financial statements.

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENTS - (93.9%)

MONEY MARKET FUNDS - (4.3%)

UNITED STATES - (4.3%)
Invesco Government & Agency Portfolio, 0.03%(a)	3,814,658	3,814,658
Total Money Market Funds		3,814,658

U.S. TREASURIES - (89.6%)
U.S. Treasury Bills
0.05%, 01/13/2022(b)(c)	3,000,000	2,999,992
0.05%, 01/20/2022(b)(c)	3,850,000	3,849,986
0.05%, 02/03/2022(b)(c)	5,400,000	5,399,884
0.05%, 03/03/2022(b)	2,700,000	2,699,812
0.04%, 03/10/2022(b)	1,350,000	1,349,907
0.04%, 03/24/2022(b)	2,850,000	2,849,677
0.05%, 03/31/2022(b)	3,000,000	2,999,654
0.05%, 04/07/2022(b)	1,700,000	1,699,698
0.05%, 04/14/2022(b)	3,400,000	3,399,332
0.02%, 04/21/2022(b)	500,000	499,897
0.06%, 04/28/2022(b)(c)	6,700,000	6,698,475
0.07%, 05/05/2022(b)	3,700,000	3,699,075
0.06%, 05/12/2022(b)	3,000,000	2,999,086
0.06%, 05/19/2022(b)	7,700,000	7,697,302
0.08%, 05/26/2022(b)(c)	3,300,000	3,298,833
0.09%, 06/02/2022(b)(c)	3,300,000	3,298,608
0.12%, 06/09/2022(b)	6,000,000	5,997,253
0.12%, 06/16/2022(b)	3,200,000	3,198,160
0.16%, 06/23/2022(b)	13,500,000	13,489,580
0.18%, 06/30/2022(b)	400,000	399,644
		78,523,855
Total U.S. Treasuries		78,523,855

Total Short-Term Investments		82,338,513

Total Investments (Cost $82,340,027) - 93.9%		82,338,513
Other Assets in Excess of Liabilities - 6.1%		5,314,868
Net Assets - 100.0%		87,653,381

(a)The rate shown is the 7 day yield as of December 31, 2021.

(b)The rate shown is the discount yield at the time of purchase.

(c)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $8,298,364.

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(2,009,092)
Net unrealized depreciation	(2,009,092)
Federal income tax cost of investment securities	$82,340,201

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (concluded)

December 31, 2021

At December 31, 2021, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Trading Currency	Notional Amount (US$)	Unrealized Appreciation/ (Depreciation) (US$)
Long Contract Positions
LME Aluminum Base Metal(d)	31	01/17/2022	USD	1,944,441	227,884
LME Nickel Base Metal(d)	10	01/17/2022	USD	1,122,394	130,016
LME Zinc Base Metal(d)	17	01/17/2022	USD	1,255,413	266,086
LME Aluminum Base Metal(d)	38	03/14/2022	USD	2,704,176	(36,576)
LME Nickel Base Metal(d)	12	03/14/2022	USD	1,429,370	67,762
LME Zinc Base Metal(d)	23	03/14/2022	USD	1,802,396	237,704
Cotton No. 2	27	05/06/2022	USD	1,501,052	(9,572)
Low Sulphur Gasoil	43	05/12/2022	USD	2,875,202	(58,702)
Corn	161	05/13/2022	USD	4,694,331	95,419
KC HRW Wheat	37	05/13/2022	USD	1,520,980	(37,280)
Soybean	61	05/13/2022	USD	3,848,594	265,856
Soybean Meal	59	05/13/2022	USD	2,073,246	269,644
Soybean Oil	87	05/13/2022	USD	2,983,190	(30,236)
Wheat	64	05/13/2022	USD	2,589,613	(112,013)
LME Aluminum Base Metal(d)	63	05/16/2022	USD	4,160,317	258,346
LME Nickel Base Metal(d)	18	05/16/2022	USD	2,119,266	116,928
LME Zinc Base Metal(d)	34	05/16/2022	USD	2,794,941	188,559
Coffee ‘C’	43	05/18/2022	USD	3,514,700	129,550
WTI Crude Oil	114	05/20/2022	USD	8,505,490	(76,330)
Copper	42	05/26/2022	USD	4,576,081	100,094
Silver	23	05/26/2022	USD	2,758,532	(69,717)
Natural Gas	217	05/27/2022	USD	8,322,146	(672,896)
NY Harbor ULSD	23	05/29/2022	USD	2,221,505	(29,941)
RBOB Gasoline	25	05/29/2022	USD	2,456,191	(15,886)
Sugar No. 11	122	05/29/2022	USD	2,651,366	(109,862)
Lean Hogs	45	06/14/2022	USD	1,721,742	34,158
100 oz Gold	54	06/28/2022	USD	9,682,525	217,835
Live Cattle	59	06/30/2022	USD	3,247,377	37,743
Brent Crude Oil	90	07/31/2022	USD	6,631,553	194,047
					1,578,620
Short Contract Positions
LME Aluminum Base Metal(d)	(31)	01/17/2022	USD	(2,210,390)	38,065
LME Nickel Base Metal(d)	(10)	01/17/2022	USD	(1,194,612)	(57,798)
LME Zinc Base Metal(d)	(17)	01/17/2022	USD	(1,307,004)	(214,496)
LME Aluminum Base Metal(d)	(38)	03/14/2022	USD	(2,463,035)	(204,564)
LME Nickel Base Metal(d)	(12)	03/14/2022	USD	(1,408,162)	(88,970)
LME Zinc Base Metal(d)	(23)	03/14/2022	USD	(1,869,067)	(171,033)
LME Aluminum Base Metal(d)	(4)	05/16/2022	USD	(271,096)	(9,454)
LME Zinc Base Metal(d)	(2)	05/16/2022	USD	(166,217)	(9,283)
					(717,533)
					861,087

(d)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

USDU.S. Dollar

Consolidated Schedule of Portfolio Investments

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

December 31, 2021

See accompanying notes to the consolidated financial statements.

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENTS - (82.0%)

MONEY MARKET FUNDS - (4.0%)

UNITED STATES - (4.0%)
Invesco Government & Agency Portfolio, 0.03%(a)	1,076,851	1,076,851
Total Money Market Funds		1,076,851

U.S. TREASURIES - (78.0%)
U.S. Treasury Bills
0.04%, 03/24/2022(b)(c)	20,500,000	20,497,677
0.06%, 05/12/2022(b)	600,000	599,817
		21,097,494
Total U.S. Treasuries		21,097,494

Total Short-Term Investments		22,174,345

Total Investments (Cost $22,174,792) - 82.0%		22,174,345
Other Assets in Excess of Liabilities - 18.0%		4,861,032
Net Assets - 100.0%		27,035,377

(a)The rate shown is the 7 day yield as of December 31, 2021.

(b)The rate shown is the discount yield at the time of purchase.

(c)All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $999,880.

As of December 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,518,399
Aggregate gross unrealized depreciation	(1,147,087)
Net unrealized appreciation	371,312
Federal income tax cost of investment securities	$22,174,792

See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (concluded)

December 31, 2021

At December 31, 2021, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Trading Currency	Notional Amount (US$)	Unrealized Appreciation/ (Depreciation) (US$)
Long Contract Positions
LME Aluminum Base Metal(d)	117	01/17/2022	USD	8,799,602	(600,827)
LME Nickel Base Metal(d)	35	01/17/2022	USD	3,976,325	407,111
LME Zinc Base Metal(d)	63	01/17/2022	USD	5,070,787	567,713
LME Aluminum Base Metal(d)	117	03/14/2022	USD	7,690,864	522,536
LME Nickel Base Metal(d)	35	03/14/2022	USD	4,188,238	178,396
LME Zinc Base Metal(d)	63	03/14/2022	USD	5,198,256	389,844
Copper	81	03/29/2022	USD	8,824,865	213,722
					1,678,495
Short Contract Positions
LME Aluminum Base Metal(d)	(117)	01/17/2022	USD	(7,660,553)	(538,222)
LME Nickel Base Metal(d)	(35)	01/17/2022	USD	(4,204,747)	(178,688)
LME Zinc Base Metal(d)	(63)	01/17/2022	USD	(5,220,382)	(418,118)
LME Aluminum Base Metal(d)	(2)	03/14/2022	USD	(133,567)	(6,833)
LME Zinc Base Metal(d)	(1)	03/14/2022	USD	(83,921)	(4,779)
					(1,146,640)
					531,855

(d)London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.

USDU.S. Dollar

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Assets and Liabilities

December 31, 2021

	abrdn Bloomberg All Commodity Strategy K-1 Free ETF	abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Assets:
Investments, at cost	$607,706,146	$82,340,027	$22,174,792
Investments, at value	607,688,489	82,338,513	22,174,345
Deposits at broker for futures contracts	26,718,653	1,648,335	2,229,536
Cash collateral pledged for futures contracts	—	2,149,966	1,925,627
Cash	379,489	701,921	199,816
Unrealized appreciation on open futures contracts	22,505,319	2,875,697	2,279,322
Receivable for capital shares issued	17,199,075	—	—
Interest and dividends receivable	6,702	21	8
Total assets	674,497,727	89,714,453	28,808,654

Liabilities:
Payable for investments purchased	16,985,290	—	—
Unrealized depreciation on open futures contracts	17,206,347	2,014,610	1,747,467
Advisory fees payable	501,691	46,462	25,810
Total liabilities	34,693,328	2,061,072	1,773,277
Net Assets	$639,804,399	$87,653,381	$27,035,377

Net Assets Consist of:
Paid in Capital	$700,057,647	$89,664,189	$26,664,071
Distributable earnings/(accumulated loss)	(60,253,248)	(2,010,808)	371,306
Net Assets	$639,804,399	$87,653,381	$27,035,377
Shares (unlimited number of shares authorized, no par value)	27,900,001	2,850,001	1,050,000
Net Asset Value	$22.93	$30.76	$25.75

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Operations

For the Year/Period Ended December 31, 2021

	abrdn Bloomberg All Commodity Strategy K-1 Free ETF	abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF(a)
INVESTMENT INCOME:
Interest income	$292,523	$19,155	$2,400
Total Income	292,523	19,155	2,400

EXPENSES:
Advisory fee (Note 4)	1,881,227	136,588	33,495
Total operating expenses before reimbursed/waived expenses	1,881,227	136,588	33,495
Expenses waived and/or reimbursed by Advisor (Note 4)	(318,173)	(22,639)	(5,944)
Total Net Expenses after Waivers	1,563,054	113,949	27,551
Net Investment Loss	(1,270,531)	(94,794)	(25,151)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Realized gain/(loss) on investment transactions	23,954	1,750	(18)
Realized gain/(loss) on futures contracts	133,013,577	8,464,370	605,162
Net realized gain from investments and futures contracts transactions	133,037,531	8,466,120	605,144
Net change in unrealized appreciation/(depreciation) on investment transactions	(39,936)	(2,338)	(446)
Net change in unrealized appreciation/(depreciation) on futures contracts	(18,748,386)	207,237	531,855
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(18,788,322)	204,899	531,409
Net realized/unrealized gain from investments and futures contracts transactions	114,249,209	8,671,019	1,136,553
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,978,678	$8,576,225	$1,111,402

(a)For the period from September 22, 2021 (commencement of operations) through December 31, 2021.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the Periods Indicated

	abrdn Bloomberg All Commodity Strategy K-1 Free ETF		abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF		abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2021(a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(1,270,531)	$593,717	$(94,794)	$5,205	$(25,151)
Net realized gain/(loss) from investments and futures contracts transactions	133,037,531	(4,843,786)	8,466,120	60,269	605,144
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(18,788,322)	18,641,358	204,899	531,568	531,409
Net Increase (Decrease) in Net Assets Resulting from Operations	112,978,678	14,391,289	8,576,225	597,042	1,111,402

Distributions to Shareholders From:
Distributable earnings	(117,946,756)	(2,199,492)	(5,866,728)	(130,964)	(423,843)
Change in net assets from shareholder distributions	(117,946,756)	(2,199,492)	(5,866,728)	(130,964)	(423,843)

Capital Transactions (b):
Proceeds from shares issued	406,195,177	159,095,229	73,604,954	7,201,436	26,347,843
Cost of shares redeemed	(98,868,490)	(10,432,570)	—	—	(25)
Change in net assets from capital transactions	307,326,687	148,662,659	73,604,954	7,201,436	26,347,818
Change in net assets	302,358,609	160,854,456	76,314,451	7,667,514	27,035,377

Net Assets:
Beginning of year	337,445,790	176,591,334	11,338,930	3,671,416	—
End of year	$639,804,399	$337,445,790	$87,653,381	$11,338,930	$27,035,377

SHARE TRANSACTIONS:
Beginning of year	15,500,001	7,800,001	450,001	150,001	—
Issued	16,150,000	8,200,000	2,400,000	300,000	1,050,001
Redeemed	(3,750,000)	(500,000)	—	—	(1)
Shares outstanding, end of year	27,900,001	15,500,001	2,850,001	450,001	1,050,000

(a)For the period from September 22, 2021 (commencement of operations) through December 31, 2021.

(b)Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

Amounts listed as “-” are $0 or round to $0.

23

See accompanying notes to the consolidated financial statements.

See accompanying notes to the consolidated financial statements.

Consolidated Financial Highlights

For the Periods Indicated

	Selected Data For A Share Outstanding Throughout The Periods Indicated									Selected Data For A Share Outstanding Throughout The Periods Indicated
	Per Share Operating Performance									Per Share Operating Performance			Ratios/Supplemental Data
	Investment Operations					Distributions					Total Return(a)		Ratios To Average Net Assets(b)				Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions	Net asset value, end of period	Net asset value(d)	Market value (Unaudited)(e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate(a)(f)
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Year Ended December 31, 2021	$21.77	$(0.05)	$5.68		$5.63	$(4.47)	$—		$(4.47)	$22.93	26.27%	25.85%	0.30%	0.25%	(0.25)%	(0.20)%	$639,804	—
Year Ended December 31, 2020	22.64	0.05	(0.77	)(g)	(0.72)	(0.15)	—		(0.15)	21.77	(3.17)%	(2.77)%	0.31%	0.25%	0.20%	0.26%	337,446	—
Year Ended December 31, 2019	21.38	0.45	1.14		1.59	(0.33)	—		(0.33)	22.64	7.47%	7.06%	0.30%	0.25%	1.94%	2.00%	176,591	—
Year Ended December 31, 2018	24.48	0.40	(3.26)		(2.86)	(0.24)	—		(0.24)	21.38	(11.70)%	(11.24)%	0.34%	0.29%	1.62%	1.67%	195,583	—
Year Ended December 31, 2017(h)	25.00	0.13	0.58		0.71	(1.23)	—	(i)	(1.23)	24.48	3.05%	3.09%	0.36%	0.32%	0.66%	0.70%	78,346	—
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Year Ended December 31, 2021	25.20	(0.07)	8.18		8.11	(2.55)	—		(2.55)	30.76	32.40%	31.74%	0.35%	0.29%	(0.30)%	(0.24)%	87,653	—
Year Ended December 31, 2020	24.48	0.03	1.02		1.05	(0.33)	—		(0.33)	25.20	4.29%	4.79%	0.35%	0.29%	0.06%	0.12%	11,339	—
Year Ended December 31, 2019	23.10	0.46	1.30		1.76	(0.38)	—		(0.38)	24.48	7.64%	7.31%	0.34%	0.29%	1.85%	1.90%	3,671	—
Year Ended December 31, 2018	26.04	0.40	(2.97)		(2.57)	(0.37)	—		(0.37)	23.10	(9.89)%	(8.64)%	0.34%	0.29%	1.48%	1.53%	3,466	—
Year Ended December 31, 2017(h)	25.00	0.03	1.03		1.06	(0.02)	—	(i)	(0.02)	26.04	4.24%	3.08%	0.78%	0.72%	0.13%	0.19%	3,906	—
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Period Ended December 31, 2021(j)	25.00	(0.02)	1.17		1.15	(0.40)	—		(0.40)	25.75	4.66%	4.83%	0.47%	0.39%	(0.44)%	(0.35)%	27,035	—

(a)Not annualized for periods less than one year.

(b)Annualized for periods less than one year.

(c)Per share net investment income (loss) has been calculated using the average daily shares method.

(d)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(f)Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (futures contracts). If these instruments were included in the calculation, the Funds would have a higher portfolio turnover rate. In-Kind transactions are not included in the portfolio turnover calculations.

(g)The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(h)For the period from March 30, 2017 (commencement of investment operations) through December 31, 2017.

(i)Per share amount is less than $0.005.

(j)For the period from September 22, 2021 (commencement of operations) through December 31, 2021.

Amounts listed as “-” are $0 or round to $0.

Notes to Consolidated Financial Statements

December 31, 2021

1.Organization

abrdn ETFs (the “Trust”), was organized as a Delaware statutory trust on January 9, 2014 and is authorized to issue multiple series or portfolios. The Trust currently consists of three series: abrdn Bloomberg All Commodity Strategy K-1 Free ETF (formerly, Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF), abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (formerly, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF) and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (each a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Each of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF commenced investment operations on March 30, 2017. The abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF commenced investment operations on September 22, 2021.

Effective August 3, 2021, each of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF changed from an actively-managed ETF to a passively-managed ETF. Each Fund seeks to provide a total return designed to closely correspond, before fees and expenses, to the performance of its relevant underlying index. Prior to changing their investment strategies, each of abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF operated for part of its fiscal year as an actively-managed ETF and was not required to invest in all components of the index. Prior to changing their investment strategies, each of abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF operated for part of its fiscal year as an actively-managed ETF and was not required to invest in all components of the index. During this period, however, abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF generally sought to hold similar interests to those included in the index and sought exposure to many of the commodities included in the index under the same futures rolling schedule as the index.

Basis of Consolidation:

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Funds include the accounts of abrdn All Commodity Fund Limited, a wholly-owned controlled foreign corporation of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF, abrdn All Commodity Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and abrdn Industrial Metals Fund Limited, a wholly-owned controlled foreign corporation of the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF. Each Subsidiary is organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions between a Fund and its Subsidiary have been eliminated in consolidation.

Under normal market conditions, each Fund intends to invest in exchange traded commodity futures contracts through its Subsidiary. As a means to provide investment returns that are designed to track those of its underlying index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange traded funds and other investment companies), swaps and exchange traded options on futures contracts, to the extent permitted under the 1940 Act and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange traded commodities futures contracts, “Commodities Instruments”). Each Fund may invest up to 25% of its total assets in its Subsidiary. As of December 31, 2021, the net assets of the abrdn All Commodity Fund Limited were $139,270,338, which was 21.8% of the net assets of abrdn Bloomberg All Commodity Strategy K-1 Free ETF. As of December 31, 2021, the net assets of the abrdn All Commodity Longer Dated Fund Limited were $13,651,178, which was 15.6% of the net assets of abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF. As of December 31, 2021, the net assets of the abrdn Industrial Metals Fund Limited were $5,881,116, which was 21.8% of the net assets of abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF.

As noted previously, each Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in its respective Subsidiary. Each Fund’s investment in its respective Subsidiary is intended to enable such Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. Each Fund and its respective Subsidiary have the same investment objective. However, the Subsidiaries may invest without limitation in the Commodities Instruments.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

The remainder of each Fund’s assets that are not invested in its Subsidiary will be principally invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. Each Fund will use such instruments to generate a total return and to provide liquidity, serve as margin or otherwise collateralize investment in Commodities Instruments.

2.Summary of Significant Accounting Policies

The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Investment Valuation:

The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).

NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.

In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of sixty (60) days or less when originally acquired are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.

In certain instances, such as when reliable market quotations are not readily available or are not deemed to reflect current market values, the Funds’ investments will be valued in accordance with the Trust’s pricing policy and procedures as determined in good faith by the Trust’s Board of Trustees (the “Board”). The Board has by appropriate resolutions, designated the Fair Value Pricing Committee to make all necessary determinations of fair value of the portfolio securities for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:

•   Level 1—Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.

•   Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•   Level 3—Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Notes to Consolidated Financial Statements (continued)

December 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. For each of the Funds, there were no Level 3 investments held for the fiscal year ended December 31, 2021.

The following is a summary of the valuations as of June 30, 2021, for each Fund based upon the three levels defined above.

	Level 1		Level 2	Total
	Futures Contracts*	Money Market Funds	U.S. Treasury Obligations	Investment Securities	Other Financial Instruments – Futures Contracts*
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$5,298,972	$2,659,114	$605,029,375	$607,688,489	$5,298,972
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	861,087	3,814,658	78,523,855	82,338,513	861,087
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	531,855	1,076,851	21,097,494	22,174,345	531,855

*These investments are recorded in the consolidated schedule of portfolio investments at the unrealized appreciation/(depreciation) on the investment.

Money Market Instruments

Each Fund invests a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivatives

Each Fund uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

With respect to certain kinds of derivative transactions that involve obligations to make future payments to third parties, including, but not limited to, futures contracts, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Funds must “set aside” liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to forward contracts and futures contracts that are not contractually required to “cash-settle,” the Funds must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. The Funds treat deliverable forward contracts for currencies that are liquid as the equivalent of “cash-settled” contracts. As such, the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable forward contracts. Similarly, with respect to futures contracts that are contractually required to “cash-settle” the Funds may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify these policies in the future.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Commodity Futures

Each Fund, through its Subsidiary, invests in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Funds holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Funds.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

To ensure a party to a futures contract fulfills its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract indicates that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.

Securities and Exchange Commission (SEC) guidance sets out certain requirements with respect to coverage of futures positions by registered investment companies with which each Fund and each Subsidiary will comply. This includes, in certain circumstances, the need to segregate cash or liquid securities on its books and records and to engage in other appropriate measures to ensure its obligations under particular futures or derivative contracts are covered. Cash settled futures contracts will require a Fund to segregate liquid assets in an amount equal to its daily mark-to-market (net) obligation under that contract. Any securities held in a segregated account or otherwise earmarked for these purposes may not be sold while a Fund maintains the relevant position, unless they are replaced with

Notes to Consolidated Financial Statements (continued)

December 31, 2021

other permissible assets. Each Fund may also purchase put options as a means of covering its investments if they are on the same futures contract and their strike price is as high, or higher, than the price of the relevant contracts. Each Subsidiary may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.

For the year ended December 31, 2021, the average notional value of the Futures Contracts held by the Funds was as follows:

Fund	abrdn Bloomberg All Commodity Strategy K-1 Free ETF	abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Average Notional Value Purchased	$660,671,427	$47,448,276	$34,870,198
Average Notional Value Sold	49,749,023	5,958,256	17,383,409

The following tables indicate the location of derivative instruments on the Consolidated Statements of Assets and Liabilities as well as the effect of derivative instruments on the Consolidated Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of December 31, 2021
Funds	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Location	Assets Value*	Liabilities Value*
	Commodity	Futures Contracts	Consolidated Statement of Assets and Liabilities
abrdn Bloomberg All Commodity Strategy K-1 Free ETF				$22,505,319	$17,206,347
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF				2,875,697	2,014,610
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF				2,279,322	1,747,467

*Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedules of Portfolio Investments.

The Effect of Derivative Instruments on the Consolidated Statements of Operations as of December 31, 2021
Funds	Derivative Risk Type	Derivatives not accounted for as Hedging instruments under ASC 815	Net Realized Gain (Loss) on Futures Contracts	Change in Unrealized Appreciation (Depreciation) on Futures Contracts
	Commodity	Futures Contracts
abrdn Bloomberg All Commodity Strategy K-1 Free ETF			$133,013,577	$(18,748,386)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF			8,464,370	207,237
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF			605,162	531,855

Taxes and Distributions

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no federal income tax provision is required in the financial statements.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

The Subsidiaries are exempted Cayman investment companies and as such are not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiaries are controlled foreign corporations not subject to U.S. income taxes. As wholly- owned controlled foreign corporations, the Subsidiaries’ net income and capital gains, if any, will be included each year in the Funds’ investment company taxable income.

The Board oversees management of the Funds. As of December 31, 2021, management of the Funds has reviewed all open tax years and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds pay out dividends and distribute net capital gains, if any, to shareholders at least annually. Ordinarily, dividends from net investment income, if any, are declared and paid annually by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains.

The tax character of the distributions paid for the tax years ended December 31, 2021 and December 31, 2020 were as follows:

	Year Ended December 31, 2021				Year Ended December 31, 2020
	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$117,946,756	$—	$—	$117,946,756	$2,199,492	$—	$—	$2,199,492
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	5,866,728	—	—	5,866,728	130,964	—	—	130,964
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	423,843	—	—	423,843	—	—	—	—

At December 31, 2021, the components of accumulated earnings (deficit) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$13,683	$—	$(32,984)	$(60,233,947)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	—	—	(1,716)	(2,009,092)
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	—	—	(6)	371,312

*Includes cumulative appreciation (depreciation) on futures contracts as reported on Consolidated Schedule of Portfolio of Investments. The difference between book and tax amounts is due to timing differences in the recognition of gain and loss for book and tax purposes.

Permanent differences, primarily due to income and gain/loss from investments in the Subsidiaries, resulted in the following reclassifications as of December 31, 2021, among the Funds’ components of net assets:

	Distributable Earnings/ (Accumulated Loss)	Paid In Capital
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$(75,961,483)	$75,961,483
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	(5,326,331)	5,326,331
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	(316,253)	316,253

Notes to Consolidated Financial Statements (continued)

December 31, 2021

For the tax year ended December 31, 2021, following Funds had available capital loss carryforwards with no expiration date to offset future net capital gains to the extent provided by regulations:

	Short-Term	Total
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$32,984	$32,984
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	1,716	1,716
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	6	6

Under current tax rules, Regulated Investment Companies can elect to treat certain post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2021, none of the Funds had post-October capital losses.

3.Investment Transactions and Related Income and Expenses

Throughout the reporting period, investment transactions are recorded on trade date.

Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.

4.Transactions with Related Parties, Investment Advisory Fees

Under the terms of the Trust’s Investment Advisory Agreement (the “Investment Advisory Agreement”), Aberdeen Standard Investments ETFs Advisors LLC (the “Advisor”) is subject to the supervision of the Board and is responsible for the day-to-day business of the Trust, including the day-to-day management of risk of the Funds in accordance with each Fund’s investment objectives and policies. As compensation for its advisory services and assumption of each Fund’s expenses, the Advisor is entitled to a management fee, computed daily and payable monthly, at an annual rate of 0.25% (abrdn Bloomberg All Commodity Strategy K-1 Free ETF), 0.29% (abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF) and 0.39% (abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF) of average daily net assets of each Fund and its Subsidiary.

Vident Investment Advisory, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Funds and Subsidiaries. Under the sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), the Sub-Advisor is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Advisor or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Advisor and the Board. Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee, calculated daily and paid monthly, at an annual rate of 0.04% of the average daily net assets of each Fund subject to a minimum annual fee of $18,000.

A Trustee and certain officers of the Trust are employees of the Advisor or its affiliates, or the Administrator.

Pursuant to the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, including the fees payable to the Sub-Advisor, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) counsel to the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates (the “Independent Trustees”); (iv) compensation and expenses of the Trust’s CCO; (v) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vi) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vii) any fees and expenses related to the provision of securities lending services; and (ix) the advisory fee payable to the Advisor. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by the Advisor.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

The Advisor also serves as advisor to each Fund’s Subsidiary and each Subsidiary pays a proportion of the management fee of the Advisor. The advisory fee paid by each Fund is based on the Fund’s average daily net assets, which includes the net assets of the relevant Subsidiary. In recognition of this, the Advisor has contractually agreed to waive the management fees that it receives from the Funds in an amount equal to the management fees paid to the Advisor by the Subsidiaries. This undertaking will continue in effect until at least one year from the date of the Funds’ prospectus dated September 27, 2021, and for so long as the Funds invest in the Subsidiaries and may be terminated only with the approval of the Board, except that it would terminate automatically if the Advisory Agreement with the Trust terminates.

5.Administration Fees

Effective April 1, 2021, abrdn Inc. (the “Administrator”) serves as the Funds’ administrator, and State Street Bank and Trust Company (the “Sub-Administrator”) serves as sub-administrator. Prior to April 1, 2021, JPMorgan Chase Bank, N.A. served as administrator for the Funds. The Sub-Administrator provides certain administrative services to the Funds. For these services, the Sub-Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6.Custodian Fees

Effective April 1, 2021, State Street Bank and Trust Company (the “Custodian”) serves as custodian for the Funds in accordance with a Master Custody Agreement. Prior to April 1, 2021, JPMorgan Chase Bank, N.A. served as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7.Trustees Fees

The Advisor pays the compensation for the Independent Trustees of the Trust. Each of the three Independent Trustees receives an aggregate fee consisting of a $25,000 annual retainer, payable quarterly, plus expenses, for his or her services as a Trustee of the Trust and as a member of any Board committees. These fees and expenses are Covered Expenses as defined above.

8.Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9). Each Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which payment of up to 0.25% of average daily net assets may be made. However, no such fee is currently paid by the Funds.

9.Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) that have entered into agreements with the Fund’s distributor (“Authorized Participants” or, individually, an “Authorized Participant”) in exchange for the deposit or delivery of assets (securities and/or cash), in large blocks known as creation units (“Creation Units”), each of which is comprised of a specified number of shares. Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transaction may be subject to customary commission rates imposed by the broker-dealer. Information related to share transactions for each Fund during the reporting period is presented on the Consolidated Statements of Changes in Net Assets. The Funds each offer one class of shares, which has no front end sales load, no deferred sales charge and no redemption fee.

A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. These fixed transaction fees are paid to the Custodian, and are not retained by the Funds. Each Fund may adjust the transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. These variable charges are included in the capital transactions of the Funds. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Fund	Transaction Fee	Maximum Transaction Fee
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$100	2%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	$100	2%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	$100	2%

10.Investment Transactions

For the year ended December 31, 2021, there were no costs associated with securities purchased or proceeds from sales of securities as all of the operational Funds were invested in short-term securities only.

11.In-Kind Transactions

Each Fund may deliver its investment securities in exchange for the redemption of shares (redemptions-in-kind). Cash and securities can be transferred for redemptions at fair value. For financial reporting purposes, each Fund records net realized gains and losses in connection with each transaction. Each Fund may also receive securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended December 31, 2021, there were no in-kind transactions.

12.Principal Risks

The Funds’ investments are subject to a variety of risks that may cause the Funds’ net asset values to fluctuate over time. Therefore, the value of an investment in a Fund could decline and an investor could lose money. Also, there is no assurance that the Advisor or the Sub-Advisor will achieve the Funds’ objectives.

An investment is, or was, during the fiscal year covered by this report, subject to the risks listed below. Effective August 3, 2021, abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF changed from an actively-managed ETF to a passively-managed ETF (see Note 14). Accordingly, effective, August 3, 2021, “Active Fund Management” risk is no longer considered a principal risk of either abrdn Bloomberg All Commodity Strategy K-1 Free ETF or abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and the following risks were added as principal risks of each Fund: Passive Management Risk, Index Tracking Risk, Index-Related Risk and Sampling Risk.

a. Active Fund Management

During a portion of the fiscal year covered by this report, abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF each sought to provide total return through actively managed exposure to their respective index. These Funds actively managed commodity and commodity-linked futures and other financial instruments and were not designed to track their underlying indexes. The Advisor and Sub-Advisor determined the investments of these Funds and the Subsidiary on a discretionary basis, and, as such, there was no guarantee that these Funds would meet their respective investment objectives.

b. General Market Risk

An investment in the Funds should be made with an understanding that the value of each Fund’s assets may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular asset or issuer and changes in general economic or political conditions (see “Commodity Price Risk”). In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect a Fund’s investments.An investor in the Funds could lose money over short or long periods of time.

•Recent Events. The COVID-19 pandemic has caused major disruptions to economies and markets around the world, including the markets in which the Funds invest, and which has and may continue to negatively impact the value of certain of the Funds’ investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Funds may experience negative impacts that could exacerbate other risks to which the Funds are subject.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

c. Commodity Price Risk

The NAV of a Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts. Commodity prices generally may fluctuate widely and may be affected by numerous factors.

d. Commodity Sector Risks

The daily performance of the current or “spot” price of certain commodities has a direct impact on Fund performance. To the extent the Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.

•Agricultural Sector Investment Risk. The daily performance of the spot price of certain agricultural commodities has a direct impact on Fund performance. Investments in the agriculture sector may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, legislative or regulatory developments relating to food safety, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can impact the demand for agricultural products and, in turn, the value of such investments.

•Energy Sector Investment Risk. The daily performance of the spot price of certain energy-related commodities has a direct impact on Fund performance. Energy commodities’ market values are significantly impacted by a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, significant world events, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization and technological advances. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month WTI crude oil futures contract falling below zero for a period of time.

•Metals Sector Investment Risk. The daily performance of the spot price of certain industrial and precious metals has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

As of the date of this report, the BCOMIN, the index that the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF seeks to track, consists of 4 commodities futures contracts with respect to the following industrial metals: aluminum, copper, nickel and zinc. Consequently, in addition to factors affecting commodities generally, the BCOMIN may be subject to a number of additional factors specific to industrial metals, and in particular aluminum, copper, nickel and zinc, that might cause price volatility. These may include, among others:

•changes in the level of industrial activity using industrial metals, and in particular aluminum, copper, nickel and zinc, including the availability of substitutes such as man-made or synthetic substitutes;

•disruptions in the supply chain, from mining to storage to smelting or refining;

•adjustments to inventory;

•variations in production costs, including storage, labor and energy costs;

•costs associated with regulatory compliance, including environmental regulations; and

•changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

e. Passive Management Risk

Because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. As the Fund may not fully replicate the Index, it is subject to the risk that the investment strategy of the Advisor or Sub-Advisor may not produce the intended results.

f. Index Tracking Risk

As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.Index tracking risk may also occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the need to meet various new or existing regulatory requirements. Moreover, the Fund may be delayed in purchasing or selling securities included in the Index.In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not track the return of the Index as would be the case if the Fund purchased all of the instruments in the Index, or invested in them in the exact proportions in which they are represented in the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Index ETFs that track indices with significant weight in futures contracts issuers may experience higher index tracking risk than other index ETFs that to not track such indices.

g. Index-Related Risk

There is no guarantee that the Fund’s investment results will track those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.

h. Fixed-Income Securities and Money Market Instruments

A decline in an issuer’s credit rating or a rise in interest rates could cause the value of a fixed-income security or money market instrument to decrease. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. The Funds may be subject to a heightened risk of rising interest rates due to the current historically low interest rate environment and the likely impact on market conditions of any potential government fiscal policy initiatives that respond to these low rates. In addition, a Fund’s income may decline due to falling interest rates or other factors.

i. Futures Contracts, Options and Options on Futures Contracts

Through its holdings of derivative instruments including futures, options and options on futures contracts, the Fund may be exposed to (i) losses from margin deposits in the case of bankruptcy of the relevant broker, and (ii) a risk that the relevant position cannot be closed out when required at its fundamental value. Certain of the futures contracts in which the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. In certain circumstances, the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF may be required to dispose of, or novate, certain of its futures contracts earlier than the contracts’ prompt date in order to meet shareholder redemption requests. The counterparties through which the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF or the Sub-Advisor trade may impose additional fees and interest charges for novating futures contracts, which may reduce the proceeds due to the Fund on such contracts below the price at which they are valued and the Fund’s NAV may decline as a result.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

j. Roll Yield

During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Funds holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Funds.

k. Authorized Participants

Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into Authorized Participant Agreements with only a limited number of institutions. Should these Authorized Participants cease to act as such or for any reason be unable to create or redeem shares of the Funds and new Authorized Participants not appointed in their place, shares of the Funds may trade at a discount to that Fund’s net asset value and possibly face delisting.

l. Cash Redemption Risk

Each Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments.Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Funds to recognize investment income and/or capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Funds may be less tax efficient and may have to pay out higher annual distributions than if the Funds used the in-kind redemption process. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units.Most investors will buy and sell shares of a Fund on an exchange. Redemption requests may occasionally exceed the cash balance of the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF and result in credit line borrowing fees and/or overdraft charges to the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF until the sales of portfolio securities necessary to cover the redemption request settle. In addition, settlement periods on the LME may result in the need for the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF to dispose of, or novate, certain futures contracts early in order to meet redemption requests. In such circumstances, the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF may incur additional transaction fees and interest charges and the Fund’s NAV may decline based on the difference between the price at which the Fund valued the contracts and the proceeds received.

m. Commodity Pool Regulatory Risk

Each Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and each Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

n. Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

o. Investment Company Securities

To the extent a Fund or its Subsidiary invests in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

p. Investment Risk

An investor may lose the value of their entire investment or part of their investment in Shares.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

q. Leverage Risk

Certain of the Funds’ investments in derivatives (through the Subsidiaries) may give rise to a form of economic leverage as changes in the value or level of the assets underlying those derivatives can result in an increase in the gains or losses on the investment held by the Funds which could lead to losses to the Funds of greater than the investment in the derivative instrument. The Funds and Subsidiaries will comply with SEC guidance which requires them to maintain segregated assets equal to the value of all such derivative investments but the impact of this economic leverage may cause the Fund to realize it positions in these or other portfolio investments to meet the associated obligations at a time when it may not be advantageous for the Fund to do so.

r. Liquidity

Generally, only Authorized Participants may redeem Fund shares. Investors other than Authorized Participants wishing to realize their Fund shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Fund shares in the public trading market. Although each Fund’s shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained.

s. Non-Diversification Risk

As a “non-diversified” fund, each Fund may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Shares may be more volatile than the values of shares of more diversified funds. However, each Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

t. Sampling Risk

The Fund’s use of a representative sampling approach may result in it holding a smaller number of instruments than are included in the Index. As a result, an adverse development respecting an investment held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the components of the Index. Conversely, a positive development relating to a constituent of the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

u. Shares May Trade at Prices Other than NAV

Although it is expected that the market price of the shares of a Fund will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund’s face numerous market trading risks, including the potential lack of an active market for Fund shares, disruptions in the securities markets in which the Funds invest, periods of high market volatility and disruptions in the creation/ redemption process. Any of these may lead to ties when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

v. Subsidiary Investment Risk

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent a Fund and/or the relevant Subsidiary from operating as described in the Prospectus and the SAI and could negatively affect a Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on each Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, this could lead to a decrease in the NAV of the Fund.

w. Swap Agreements

Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of the Fund’s investment and its share price. As with other transactions, a Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

Notes to Consolidated Financial Statements (continued)

December 31, 2021

x. Tax Risk

In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC under Subchapter M of the Code, each Fund, amongst other requirements, must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of a Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income. Each Fund intends to hold such commodity-related investments indirectly, through the Subsidiary. Each Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The Advisor and/or Sub-Advisor will carefully monitor each Fund’s investment in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test for qualification as a RIC under Subchapter M of the Code. If a Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by a Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. Each Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

13.Indemnifications

Under the Trust’s organizational documents, the Trustees (and its directors, employees and agents) and the Advisor or Sub-Advisor (and its members, managers, directors, officers, employees and affiliates) are indemnified by the Trust against any liability, cost or expense it incurs without gross negligence, bad faith or willful misconduct on its part and without reckless disregard on its part of its obligations and duties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Funds expect the risk of loss to be remote.

14.Subsequent Events

At a meeting held on February 22, 2022, the Board of Trustees approved an amendment to the Sub-Advisory Agreement to change the sub-advisory fee schedule for abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF. Prior to March 1, 2022, the Advisor paid the Sub-Advisor a sub-advisory fee at an annual rate of 0.04% of the average daily net assets of abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF, subject to a minimum annual fee of $18,000. Effective March 1, 2022, the Advisor will pay the Sub-Advisor a sub-advisory fee at an annual rate based on a percentage of the average daily net assets of abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF as follows: 0.055% on the first $250 million of assets; 0.045% on the next $250 million of assets; and 0.04% on assets over $500 million. This sub-advisory fee will continue to be subject to a minimum annual fee of $18,000. No changes were made to the Advisory Agreement between the Advisor and the Trust. Accordingly, there will be no impact to abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF’s expense ratio as a result of the new sub-advisory fee schedule because the Advisor pays the Sub-Advisor out of the advisory fees it receives from abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of abrdn ETFs

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the schedules of portfolio investments, of abrdn ETFs comprising the funds listed below (the “Funds”) as of December 31, 2021, the related consolidated statements of operations, the consolidated statements of changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (formerly, Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF) and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (formerly, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF)

	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018, and for the period from March 30, 2017 (commencement of investment operations) through December 31, 2017
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	For the period from September 22, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2022

Tax Information

December 31, 2021 (Unaudited)

Treasury Income

For the year ended December 31, 2021, the percentage of income earned from direct U.S.Treasury obligations approximately amounted to the following:

Fund	Percentage
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.22%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.29%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.52%

abrdn ETFs

Expense Examples (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2021.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2021.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

abrdn ETFs

Expense Examples (Unaudited) (concluded)

	Beginning Account Value	Ending Account Value 12/31/21	Expenses Paid During the Period*	Annualized Expense Ratio During Period
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Actual	$1,000.00	$1,044.00	$1.29	0.25%
Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Actual	$1,000.00	$1,085.70	$1.52	0.29%
Hypothetical	$1,000.00	$1,023.74	$1.48	0.29%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF[1]
Actual	$1,000.00	$1,046.60	$1.10[2]	0.39%
Hypothetical	$1,000.00	$1,012.76	$1.09[2]	0.39%

*Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

1Information shown reflects values using the expense ratios and rates of return for the period September 22, 2021 (commencement of operations) to December 31, 2021.

2Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 101/365 (to reflect the commencement of operations to period end).

abrdn ETFs

Management of the Fund (unaudited)

The names, years of birth and business addresses of the trustees and officers of the Funds, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds’ investment advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” abrdn, Inc. (formerly Aberdeen Standard Investments Inc.), its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.

Name, Address and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustees
Bev Hendry**** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Trustee (since 2018) and President (since 2018)	Currently, Chairman of Americas for abrdn (2018-present). Mr. Hendry was Chief Executive Officer – Americas for abrdn (2014-2018).	3	None.
Independent Trustees
Rose DiMartino c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Trustee (since 2021)	Retired since 2019. Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	3	None.
John Sievwright c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Trustee (since 2018)	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) and Revolut Limited, a UK-based digital banking firm (since August 2021). Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017-2018) (financial); and ICAP plc (2009-2016) (financial).	9	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
William Thomas c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1962	Chairman (since 2021) Trustee (since 2014)	Mr. Thomas is the President of Wedgewood Partners (August 2015 – Present).	3	None.

*Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.

**As of December 31, 2021, the Fund Complex consists of: Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Funds (which consists of 17 portfolios) and abrdn ETFs (which consists of 3 portfolios).

***Current directorships (excluding Fund Complex) as of December 31, 2021 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****Mr. Hendry is deemed to be an interested person because of his affiliation with the ‘Funds’ investment adviser.

abrdn ETFs

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Chris Demetriou** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas. Mr. Demetriou joined abrdn in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Steven Dunn c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Vice President	Since 2018

Currently, Head of Exchange-Traded Funds for abrdn Inc. Mr. Dunn served as Executive Director, Head of U.S. for the Advisor from September 2015 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.

Sharon Ferrari** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2022	Currently, Senior Product Manager, Product Management US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2018

Currently, Director, Vice President and Head of Product & Client Solutions – Americas, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Manager, Product Management US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.
Megan Kennedy** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2018	Currently, Senior Director for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Andrew Kim** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn Inc. Mr. Kim joined abrdn Inc. in August 2013.

abrdn ETFs

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian Kordeck** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2018	Currently, Senior Product Manager, Product Management US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager, Product Management US for abrdn Inc. Mr. Marsico joined abrdn as a Senior Fund Administrator in 2014.
Andrea Melia** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Principal Financial Officer and Treasurer	Since 2018	Currently, Vice President and Senior Director, Product Management and Vice President for abrdn Inc. Ms. Melia joined abrdn Inc. in September 2009.
Adam Rezak c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Chief Compliance Officer and Vice President	Since 2014

Currently, Chief Compliance Officer – ETFs for abrdn Inc. Mr. Rezak served as Chief Compliance Officer of the Advisor from July 2014 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.

Lucia Sitar** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*Elected by and serves at the pleasure of the Board with no set term.

**Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

abrdn ETFs

Additional Information (Unaudited)

Proxy Voting Information

A description of the Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Trust’s website at www.abrdn.com/us/etf or the Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling 844-383-7289.

When available, information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling 844-383-7289 or by visiting either www.abrdn.com/us/etf or the SEC’s website at www.sec.gov.

Portfolio Holdings Information

Information about each Fund’s daily portfolio holdings is available www.abrdn.com/us/etf. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (December 31) and its second fiscal quarter (June 30) in its reports to shareholders. No later than 60 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT, a complete schedule of its fund holdings as of each month-end during the relevant quarter. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Premium/Discount and NAV Information

Information regarding each Fund’s NAV and how often shares of each Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of each Fund during the most recently completed calendar year and most recently completed calendar quarters are available on the website at www.abrdn.com/us/etf.

abrdn ETFs

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Must be accompanied or preceded by a Prospectus.

Distributor: ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	As of the end of the period, December 31, 2021, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Registrant has not amended its Code of Ethics during the period covered by this report. The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least two “audit committee financial experts” (as defined in Item 3 of Form N-CSR), serving on its audit committee. John Sievwright and William M. Thomas are the “audit committee financial experts” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
December 31, 2021	$64,400	$0	$23,200	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
December 31, 2020	$46,000	$0	$24,000	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, abrdn ETFs or to any entity controlling, controlled by or under common control with abrdn ETFs that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)

Non-Audit Fees

The following table shows the amount of fees that Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, billed during the last two fiscal years for non-audit services to the Registrant, and to the Registrant’s investment adviser (the “Adviser”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funsd)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2021	$23,200	$0	$0	$23,200
December 31, 2020	$24,000	$0	$0	$24,000

“Non-Audit Fees billed to Funds” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Funds in their respective amounts from the previous table.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Rose DiMartino, William M. Thomas and John Sievwright are members of the Audit Committee.
(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn ETFs

By:

/s/ Bev Hendry

Bev Hendry

President

March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Bev Hendry

Bev Hendry

President

March 10, 2022

By:

/s/ Andrea Melia

Andrea Melia

Treasurer and Principal Financial Officer

March 10, 2022